The date of this supplement is March 11, 2009.

3/11/09

T. Rowe Price Institutional Equity Funds, Inc.

T. Rowe Price Institutional Concentrated Large-Cap Value Fund

Supplement to prospectus dated May 1, 2008

On March 10, 2009, the Board of Directors of the T. Rowe Price Institutional Concentrated Large-Cap Value Fund ("Fund") voted to approve the liquidation and dissolution of the Fund. The liquidation is subject to shareholder approval.

The Fund is no longer accepting new accounts.